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                                                                   Exhibit 10.23


                             TERMINATION OF WARRANT


         This Termination of Warrant, dated March 28, 1998, by and between American Custom Components, Inc., a Nevada corporation ("ACC") and John Fritch ("Fritch").

         WHEREAS, ACC executed that certain Warrant ("Warrant") as of February 23, 1998, said Warrant begin acknowledged and accepted by Fritch as of the same date;

         WHEREAS, ACC and Fritch mutually desire to terminate the Warrant in its entirety and relieve all parties of their obligations thereunder effective as of the date hereof.

         IN WITNESS WHEREOF, the parties hereto hereby execute this Termination of Warrant as of the date first above written:


American Custom Components, Inc.
a Nevada corporation


  By: /s/ Martin Tony Walk                            By: /s/ John Fritch
----------------------------------                  ----------------------------
Martin Tony Walk, CEO                               John Fritch